UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 5, 2005

Illinois Tool Works Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04797	36-1258310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3600 West Lake Avenue, Glenview, Illinois		60026
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-657-4929

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

ELECTION OF JAMES A. SKINNER
At its August 5, 2005 meeting, and effective immediately thereafter, the Company’s Board of Directors elected James A. Skinner as a director to serve until the May 2006 Annual Meeting and determined to be independent. Mr. Skinner, age 60, is the Vice Chairman and Chief Executive Officer of McDonald's Corporation. In addition, Mr. Skinner has been appointed as a member of the Audit, Compensation and Corporate Governance and Nominating Committees.

Mr. Skinner has been with McDonald's Corporation since 1971 and has held numerous leadership positions during his tenure. Prior to his current role, Mr. Skinner held the following positions at McDonald's Corporation: Vice Chairman from January 2003 to November 2004; President and Chief Operating Officer of McDonald's Restaurant Group from February 2002 to December 2002; President and Chief Operating Officer of McDonald's Europe, Asia/Pacific, Middle East and Africa from June 2001 to February 2002; and President of McDonald's-Europe from December 1997 to June 2001. Mr. Skinner also serves on the board of Walgreen Co., a position he has held since July 1, 2005.

ELECTION OF DAVID B. SPEER
At its August 5, 2005 meeting, the Company’s Board of Directors elected David B. Speer as Chief Executive Officer in addition to his current role as President. In addition, Mr. Speer has been elected as a director to serve until the May 2006 Annual Meeting and determined to be non-independent. He has also been appointed as a member of the Employee Benefits Committee and ITW Foundation, effective August 5, 2005. Mr. Speer’s primary responsibility will be the general supervision over all the affairs of the Company as well as to determine and administer policies as established by the Company’s Board of Directors.

Mr. Speer, age 54, has been with the Company since 1978 has held various selling, marketing and general management positions of increasing responsibility within the construction products group. In 1995, he was elected Executive Vice President of the global construction products businesses. In 1997, he acquired responsibility for the finishing systems businesses. In 2003, he assumed responsibility for the global Wilsonart laminate business units. In 2004, as part of the Company's announced succession plan for current Chairman, W. James Farrell, he was elected as President. Mr. Speer also serves on the board of Rockwell Automation, Inc., a position he has held since 2003.

APPOINTMENT OF RONALD D. KROPP
At its August 5, 2005 meeting, the Company’s Board of Directors designated Ronald D. Kropp, Vice President and Controller, Financial Reporting, as the Company's principal accounting officer for SEC reporting purposes.

Mr. Kropp, age 40, joined the Company in 1993 as Manager - External Reporting. In 1998 he was promoted to Director - Corporate Accounting. In 2002, he was appointed as Vice President and Controller, Financial Reporting.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its August 5, 2005 meeting, the Company’s Board of Directors elected to amend the Company’s By-Laws, effective August 5, 2005.

This amendment reflects a change in the number of directors per Article III, Section 2, an update of the Chairman’s role per Article IV, Section 5 and an update of the President’s role per Article IV, Section 7. A complete copy of the Company’s By-Laws is attached to this filing as Exhibit 3.

Item 9.01 Financial Statements and Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Illinois Tool Works Inc.

August 10, 2005	By:	James H. Wooten, Jr.

Name: James H. Wooten, Jr.
Title: Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

3..doc	By-Laws